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[Free non-binding translation from the Hebrew original]            EXHIBIT 99.1


        Ministry of Justice                             Registrar of Companies


                        [Emblem of the State of Israel]



                  The Companies Ordinance (New Version) 1983



                         Certificate of Change of Name



I do hereby authorize that pursuant to a Special Resolution and in accordance with section 37 of the Companies Ordinance (New Version) 1983, the company:


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ACCENT SOFTWARE INTERNATIONAL LTD.
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did change its name, and will henceforth be known as:


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LANGUAGEWARE.NET (COMPANY) LTD.
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The above amended name has been registered in the Register of Companies.


Given with this signature at Jerusalem on this 6th day of the month of October 1999.


Company Number

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52-004271-4
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                                                              [signature]
                                                         Registrar of Companies